   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1995

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       AMENDMENT NO. 3 TO SCHEDULE 13E-3


                        RULE 13E-3 TRANSACTION STATEMENT
                         (PURSUANT TO SECTION 13(E) OF
                      THE SECURITIES EXCHANGE ACT OF 1934)

                       H.W. KAUFMAN FINANCIAL GROUP, INC.
                              (NAME OF THE ISSUER)

                                ALAN J. KAUFMAN
                             AJK ENTERPRISES, INC.
                            AJK ACQUISITION COMPANY
                               HERBERT W. KAUFMAN
                       H.W. KAUFMAN FINANCIAL GROUP, INC.
                      (NAME OF PERSON(S) FILING STATEMENT)
                            ------------------------

                    COMMON STOCK, PAR VALUE $.0025 PER SHARE
                         (TITLE OF CLASS OF SECURITIES)

                                  486194 10 3

                     (CUSIP NUMBER OF CLASS OF SECURITIES)
                            ------------------------

               MARK SHAEVSKY, ESQ.                          STUART SINAI, ESQ.
        HONIGMAN, MILLER, SCHWARTZ & COHN         KEMP, KLEIN, UMPHREY & ENDELMAN, P.C.
          2290 FIRST NATIONAL BUILDING                 201 W. BIG BEAVER, SUITE 600
                DETROIT, MI 48226                             TROY, MI 48084
                 (313) 256-7562                               (810) 528-1111

(Name, address and telephone number of persons authorized to receive notices and communications on
                   behalf of the person(s) filing statement)

This statement is filed in connection with (check the appropriate box):
     a./X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e3(c) under the Securities Exchange Act of 1934.
     b./ / The filing of a registration statement under the Securities Act of
           1933.
     c./ / A tender offer.
     d./ / None of the above.

Check the following box if soliciting materials or an information statement referred to in checking box (a) are preliminary copies: /X/

                           CALCULATION OF FILING FEE

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

            TRANSACTION VALUATION                           AMOUNT OF FILING FEE
---------------------------------------------------------------------------------------------
                $28,480,496*                                       $5,696
---------------------------------------------------------------------------------------------
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

* The Transaction Valuation was determined by adding (i) 3,440,558, the number of shares to be cashed out, multiplied by $8.20, the cash consideration to be paid per share; plus (ii) the amount equal to the difference between $8.20 and the exercise price for 32,670 outstanding in-the-money options to purchase shares of the H.W. Kaufman Group.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $5,696                        Filing Party:   H.W. Kaufman Financial
                                                                       Group, Inc.
Form or registration no.: Preliminary Proxy            Date Filed:     July 6, 1995
                         Statement

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

                                  INTRODUCTION

     The following is a cross reference sheet pursuant to General Instruction F of Schedule 13E-3 showing the location of the information required by Schedule 13E-3 in the Preliminary Proxy Statement of H.W. Kaufman Financial Group, Inc. ("the Company") as filed with the Securities and Exchange Commission on the date hereof. All of the information contained in the referred to portions of such Preliminary Proxy Statement are hereby incorporated by reference.

                             CROSS-REFERENCE SHEET

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
 1. ISSUER AND CLASS OF SECURITY SUBJECT TO
    THE TRANSACTIONS
       Item 1(a).............................   Outside Front Cover Page of the Proxy
                                                Statement; Notice of Special Meeting of
                                                Shareholders; Pages i and ii of the Proxy
                                                Statement
       Item 1(b).............................   Outside Front Cover Page of the Proxy
                                                Statement; INTRODUCTION -- Proposal to be
                                                Considered at the Special Meeting; -- Voting
                                                Rights; and Vote Required for Approval;
                                                SUMMARY -- Record Date
       Item 1(c).............................   SUMMARY -- Recent Prices of Company Common
                                                Stock; SPECIAL FACTORS -- Background of and
                                                Reasons for the Merger; PRICE RANGE OF COMMON
                                                STOCK
       Item 1(d).............................   PRICE RANGE OF COMMON STOCK -- Dividends; THE
                                                MERGER AGREEMENT -- Covenants, and Conditions
                                                to Consummation of the Merger; SPECIAL FACTORS
                                                -- Certain Effects of the Merger
       Item 1(e).............................   Not applicable
       Item 1(f).............................   COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                                                OWNERS AND MANAGEMENT -- Transactions by
                                                Company Officers or Directors in Common Stock
                                                Within the Last 24 Months
 2. IDENTITY AND BACKGROUND
       Item 2(a).............................   This Statement is filed by Herbert W. Kaufman,
                                                Alan J. Kaufman, AJK Enterprises, Inc., AJK
                                                Acquisition Company and H. W. Kaufman
                                                Financial Group, Inc., the issuer of the
                                                securities that are the subject of the Rule
                                                13e-3 transaction
       Item 2(b)-(d).........................   DIRECTORS AND EXECUTIVE OFFICERS OF THE
                                                COMPANY AND CERTAIN SIGNIFICANT EMPLOYEES;
                                                COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                                                OWNERS AND MANAGEMENT; DESCRIPTION OF AJK AND
                                                ACQUISITION

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
       Item 2(e).............................   To the best knowledge of the undersigned, none
                                                of the persons with respect to whom
                                                information is provided in this Statement,
                                                during the last five years, has been convicted
                                                in a criminal proceedings (excluding traffic
                                                violations or similar misdemeanors)
       Item 2(f).............................   To the best knowledge of the undersigned, none
                                                of the persons with respect to whom
                                                information is provided in this Statement,
                                                during the last five years, was a party to a
                                                civil proceeding, was or is subject to a
                                                judgment, decree or final order enjoining
                                                further violations of, or prohibiting
                                                activities subject to federal or state securi-
                                                ties laws or finding any violation of such
                                                laws
       Item 2(g).............................   To the best knowledge of the undersigned, the
                                                individuals with respect to whom information
                                                is provided in the Statement are citizens of
                                                the United States
 3. PAST CONTRACTS, TRANSACTIONS OR
    NEGOTIATIONS
       Item 3(a)(1)..........................   Not Applicable
       Item 3(a)(2)..........................   SUMMARY; SPECIAL FACTORS; THE MERGER AGREEMENT
       Item 3(b).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger
 4. TERMS OF THE TRANSACTION
       Item 4(a).............................   SUMMARY; SPECIAL FACTORS; THE MERGER AGREEMENT
       Item 4(b).............................   SPECIAL FACTORS -- Interests of Certain
                                                Persons in the Merger
 5. PLANS OR PROPOSALS OF THE ISSUER OR
    AFFILIATE
       Item 5(a).............................   Not Applicable
       Item 5(b).............................   Not Applicable
       Item 5(c).............................   Not Applicable
       Item 5(d).............................   SUMMARY -- Certain Effects of the Merger;
                                                SPECIAL FACTORS -- Certain Effects of the
                                                Merger; PRICE RANGE OF COMMON STOCK --
                                                Dividends
       Item 5(e).............................   Not Applicable
       Item 5(f)-(g).........................   SPECIAL FACTORS -- Certain Effects of the
                                                Merger
 6. SOURCE AND AMOUNTS OF FUNDS OR
    OTHER CONSIDERATION
       Item 6(a).............................   SUMMARY -- Financing of the Transaction; THE
                                                MERGER AGREEMENT -- Financing the Transac-
                                                tion: Sources and Amounts of Funds
       Item 6(b).............................   INTRODUCTION -- Expenses of Solicitations; THE
                                                MERGER AGREEMENT -- Expenses

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
       Item 6(c).............................   SUMMARY -- Financing of the Transaction; THE
                                                MERGER AGREEMENT -- Financing the Transac-
                                                tion: Sources and Amounts of Funds
       Item 6(d).............................   Not Applicable
 7. PURPOSE(S), ALTERNATIVES, REASONS AND
    EFFECTS
       Item 7(a).............................   SUMMARY -- Purpose of the Merger; SPECIAL
                                                FACTORS -- Background of and Reasons for the
                                                Merger; Recommendations of the Special
                                                Committee and the Board; Fairness of the
                                                Merger; -- Certain Effects of the Merger
       Item 7(b).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; Recommendations of the Special
                                                Committee and the Board; Fairness of the
                                                Merger
       Item 7(c).............................   SUMMARY -- Purpose of the Merger; SPECIAL
                                                FACTORS -- Background of and Reasons for the
                                                Merger; -- Certain Effects of the Merger
       Item 7(d).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Interests of Certain
                                                Persons in the Merger; -- Certain Effects of
                                                the Merger; -- Certain Federal Income Tax
                                                Consequences of the Merger
 8. FAIRNESS OF THE TRANSACTION
       Item 8(a).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Recommendation of the
                                                Special Committee and the Board; Fairness of
                                                the Merger; -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor; SUMMARY
                                                -- Recommendation of the Board of Directors
       Item 8(b).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; Recommendation of the Special
                                                Committee; Fairness of the Merger; -- Opinion
                                                of the Company's Financial Advisor; --
                                                Analyses Performed by Alan J. Kaufman's
                                                Financial Advisor
       Item 8(c).............................   No. See INTRODUCTION -- Voting Rights; Votes
                                                Required for Approval; SUMMARY -- Vote Re-
                                                quired; SPECIAL FACTORS -- Recommendation of
                                                the Special Committee and the Board; Fairness
                                                of the Merger
       Item 8(d).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; Opinion of the Company's
                                                Financial Advisor
       Item 8(e).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; Recommendation of the Special
                                                Committee and the Board; Fairness of the
                                                Merger
       Item 8(f).............................   No Offer Considered "Firm"; However, see
                                                SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Recommendation of the
                                                Special Committee and the Board; Fairness of
                                                the Merger

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
 9. REPORTS, OPINIONS, APPRAISALS AND
    CERTAIN NEGOTIATIONS
       Item 9(a).............................   SPECIAL FACTORS -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor
       Item 9(b)(1)..........................   SUMMARY -- Opinion of Company's Financial Ad-
                                                visor; SPECIAL FACTORS -- Background of and
                                                Reasons for the Merger; -- Opinion of the
                                                Company's Financial Advisor; -- Analyses
                                                Performed by Alan J. Kaufman's Financial
                                                Advisor
       Item 9(b)(2)..........................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor
       Item 9(b)(3)..........................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor
       Item 9(b)(4)..........................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Opinion of the Company's
                                                Financial Advisor; -- Analyses Performed by
                                                Alan J. Kaufman's Financial Advisor; THE
                                                MERGER AGREEMENT -- Expenses
       Item 9(b)(5)..........................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Recommendation of the
                                                Special Committee and the Board, Fairness of
                                                the Merger; -- Opinion of the Company's
                                                Financial Advisor
       Item 9(b)(6)..........................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; Recommendation of the Special
                                                Committee and the Board, Fairness of the
                                                Merger; -- Opinion of the Company's Financial
                                                Advisor; -- Analyses Performed by Alan J.
                                                Kaufman's Financial Advisor
       Item 9(c).............................   Appendix B-1 and B-2 to the Proxy Statement
10. INTEREST IN SECURITIES OF THE ISSUER
       Item 10(a)............................   SUMMARY -- Interests of Certain Persons in the
                                                Merger; Conflicts of Interest; SPECIAL FACTORS
                                                -- Background of and Reasons for the Merger;
                                                COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                                                OWNERS AND MANAGEMENT
       Item 10(b)............................   COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                                                OWNERS AND MANAGEMENT -- Transactions by
                                                Company Officers or Directors in Common Stock
                                                Within the Last 24 Months

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS
    WITH RESPECT TO THE ISSUER'S
  SECURITIES.................................   INTRODUCTION -- Voting Rights; Votes Required
                                                for Approval; SUMMARY -- Vote Required; --
                                                Interests of Certain Persons in the Merger;
                                                Conflicts of Interest; SPECIAL FACTORS --
                                                Interests of Certain Persons in the Merger;
                                                THE MERGER AGREEMENT -- Financing the
                                                Transaction: Sources of and Amounts of Funds
12. PRESENT INTENTION AND RECOMMENDATION
    OF CERTAIN PERSONS WITH REGARD TO THE
    TRANSACTION
       Item 12(a)............................   INTRODUCTION -- Voting Rights; Votes Required
                                                for Approval; SUMMARY -- Vote Required; --
                                                Interests of Certain Persons in the Merger;
                                                Conflicts of Interest
       Item 12(b)............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Recommendation of the
                                                Special Committee and the Board; Fairness of
                                                the Merger
13. OTHER PROVISIONS OF THE TRANSACTION
       Item 13(a)............................   SUMMARY -- Dissenters' Rights; SPECIAL FAC-
                                                TORS -- Dissenters' Rights
       Item 13(b)............................   Not Applicable
       Item 13(c)............................   Not Applicable
14. FINANCIAL INFORMATION
       Item 14(a)............................   INDEX TO FINANCIAL STATEMENTS
       Item 14(b)............................   Not Applicable
15. PERSONS AND ASSETS EMPLOYED, RETAINED
    OR UTILIZED
       Item 15(a)............................   INTRODUCTION -- Expenses of Solicitation
       Item 15(b)............................   Not Applicable
16. ADDITIONAL INFORMATION...................   Not Applicable
17. MATERIAL TO BE FILED AS EXHIBITS
       Item 17(a)............................   Exhibit 17(a)(1)* -- NBD Loan Agreements --
                                                Annexed Hereto
                                                Exhibit 17(a)(2)* -- Subordinated Note --
                                                Lillian Kaufman -- Annexed Hereto
       Item 17(b)............................   Exhibit 17(b)(1)* -- Appendix B-1 and B-2 to
                                                the Proxy Statement
                                                Exhibit 17(b)(2)* -- Booklet furnished by
                                                Roney & Co. at the time of its oral
                                                presentations to Special Committee and Board
                                                of Directors of the Company
                                                Exhibit 17(b)(3)* -- Market Multiple Analysis
                                                performed by Coopers & Lybrand for Alan J.
                                                Kaufman
       Item 17(c)............................   Appendix A to the Proxy Statement (Agreement
                                                and Plan of Merger)*

           ITEM NUMBER AND CAPTION                       LOCATION IN PROXY STATEMENT
---------------------------------------------   ----------------------------------------------
       Item 17(d)............................   Exhibit 17(d)(1) -- Proxy Statement -- Annexed
                                                Hereto
                                                Exhibit 17(d)(2) -- Form of Proxy -- Annexed
                                                Hereto
       Item 17(e)............................   Not Applicable
       Item 17(f)............................   Not Applicable

-------------------------
* Previously filed.

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.


Date: November 17, 1995


/s/ ALAN J. KAUFMAN
------------------------------------------------------
ALAN J. KAUFMAN

AJK ENTERPRISES, INC.

By: /s/ ALAN J. KAUFMAN
                               -------------------------------------------------
    Alan J. Kaufman, President

AJK ACQUISITION COMPANY

By: /s/ ALAN J. KAUFMAN
                               -------------------------------------------------
    Alan J. Kaufman, President
/s/ HERBERT W. KAUFMAN
------------------------------------------------------
HERBERT W. KAUFMAN

H. W. KAUFMAN FINANCIAL
  GROUP, INC.

By: /s/ HERBERT W. KAUFMAN
                               -------------------------------------------------
    Herbert W. Kaufman, President and
      Chairman of the Board

                                 EXHIBIT INDEX

EXHIBIT NUMBER                                   DESCRIPTION
--------------     ------------------------------------------------------------------------
 99.17(a)          Exhibit 17(a)(1)* -- NBD Loan Agreements -- Annexed Hereto
                   Exhibit 17(a)(2)* -- Subordinated Note -- Lillian Kaufman -- Annexed
                   Hereto
 99.17(b)          Exhibit 17(b)(1)* -- Appendix B-1 and B-2 to the Proxy Statement
                   Exhibit 17(b)(2)* -- Booklet furnished by Roney & Co. along with its oral presentations to Special Committee and Board of Directors of the
                   Company
                   Exhibit 17(b)(3)* -- Market Multiple Analysis prepared by Coopers &
                   Lybrand for Alan J. Kaufman
 99.17(c)          Appendix A to the Proxy Statement (Agreement and Plan of Merger)*
 99.17(d)          Exhibit 17(d)(1) -- Proxy Statement -- Annexed Hereto
                   Exhibit 17(d)(2) -- Form of Proxy -- Annexed Hereto
 99.17(e)          Not Applicable
 99.17(f)          Not Applicable

-------------------------
* Previously filed